SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2013

AmeriCredit Automobile Receivables Trust 2013-3

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-170231-12	46-6780701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, will cause a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2013-3 (the “Issuing Entity”), to issue $151,000,000 Class A-1 0.25000% Asset Backed Notes (the “Class A-1 Notes”), $316,700,000 Class A-2 0.68% Asset Backed Notes (the “Class A-2 Notes”), $242,500,000 Class A-3 0.92% Asset Backed Notes (the “Class A-3 Notes”), $76,600,000 Class B 1.58% Asset Backed Notes (the “Class B Notes”), $94,900,000 Class C 2.38% Asset Backed Notes (the “Class C Notes”), $93,400,000 Class D 3.00% Asset Backed Notes (the “Class D Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $24,900,000 Class E 3.74% Asset Backed Notes and an Asset Backed Certificate (the “Certificate”), on June 20, 2013 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes will be sold to Barclays Capital Inc. (“Barclays”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Deutsche Bank Securities Inc. (“Deutsche”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and collectively with Barclays, Credit Suisse and Deutsche, the “Representatives”), BNP Paribas Securities Corp. (“BNP”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and collectively with the Representatives, BNP and J.P. Morgan, the “Underwriters”) pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 13, 2013 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of May 15, 2013, as amended and restated as of June 12, 2013 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes will be issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of June 12, 2013 (the “Indenture”), between the Issuing Entity and Citibank, N.A. (“Citi”), as Trustee and Trust Collateral Agent.

AFS SenSub will purchase the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of June 12, 2013 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity will purchase the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of June 12, 2013 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Citi, as Trust Collateral Agent.

AmeriCredit, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and will also agree to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) will agree to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.2, dated as of June 12, 2013 (the “Lockbox Account Agreement”), among Citi, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) will agree to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.3, dated as of June 12, 2013 (the “Lockbox Processing Agreement”), among Citi, as Trustee, AmeriCredit and Regulus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of June 13, 2013, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives.

4.1 Indenture, dated as of June 12, 2013, between the Issuing Entity and Citi, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of June 12, 2013, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of June 12, 2013, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Citi, as Trust Collateral Agent.

10.1 Purchase Agreement, dated as of June 12, 2013, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Lockbox Account Agreement, dated as of June 12, 2013, among AmeriCredit, Citi, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3 Lockbox Processing Agreement, dated June 12, 2013, among AmeriCredit, Citi, as Trustee, and Regulus Group II LLC, as Processor.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2013-3

By:	AmeriCredit Financial Services, Inc., as Servicer

By: /s/ J. Michael May
Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: June 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 13, 2013, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as Representatives of the Underwriters.

4.1	Indenture, dated as of June 12, 2013, between AmeriCredit Automobile Receivables Trust 2013-3, as Issuing Entity, and Citibank, N.A., as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of June 12, 2013, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of June 12, 2013, among AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Citibank, N.A., as Trust Collateral Agent.

10.1	Purchase Agreement, dated as of June 12, 2013, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Lockbox Account Agreement, dated as of June 12, 2013, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3	Lockbox Processing Agreement, dated as of June 12, 2013, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and Regulus Group II LLC, as Processor.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

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